                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MAY 15, 1998


                            TRIMARK HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)



    0-18613                                            95-4272695
(Commission File                                     (I.R.S. Employer
     Number)                                      Identification Number)


          2644 30TH STREET
       SANTA MONICA, CALIFORNIA                            90405
(Address of principal executive offices)                 (Zip Code)


                                 (310) 314-2000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS
         ------------

This Form 8-K is being effected to file a corrected version of a recent credit agreement amendment between certain of the registrant's subsidiaries and The Chase Manhattan Bank, as Administrative Agent and Fronting Bank, that was filed as Exhibit 10.83 to the registrant's quarterly report on Form 10-Q for the period ended March 31, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

a.  Financial Statements of Business Acquired
    -----------------------------------------

Not applicable.


b.  Pro Forma Financial Information
    -------------------------------

Not applicable.


c.  Exhibits
    --------

Exhibit 10.83 - The corrected version of the Amendment to the Credit Facility agented by The Chase Manhattan Bank is filed as Exhibit 10.83 to this report and incorporated in this report by reference for all purposes.

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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIMARK HOLDINGS, INC.
                                      --------------------------------
                                                 (Registrant)



Date: May 22, 1998                    /s/James E. Keegan
      ------------                    --------------------------------
                                      James E. Keegan
                                      Executive Vice President - Finance
                                      and Chief Financial Officer

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

                               INDEX TO EXHIBITS


Exhibit No.                  Description                 Method of Filing
-----------     -------------------------------------    ----------------
  10.83         Corrected version of Amendment No. 2    filed herewith
                to the Credit, Security, Guaranty       electronically
                and Pledge Agreement, dated March
                31, 1998, by and between the
                Registrant's principal operating
                subsidiaries, Trimark Pictures, Inc.
                and Trimark Television, Inc., and
                The Chase Manhattan Bank, as
                Administrative Agent and Fronting
                Bank.

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